                                                      Registration No. 333-_____

      As filed with the Securities and Exchange Commission on June 13, 2000

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       -----------------------------------

                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                       -----------------------------------

                                   HYSEQ, INC.
             (Exact name of registrant as specified in its charter)

          NEVADA                                               36-3855489
(State or other Jurisdiction                               (I.R.S. Employer
of incorporation or organization)                        Identification Number)

                 670 ALMANOR AVENUE, SUNNYVALE, CALIFORNIA 94086
              (Address of registrant's principal executive offices)

              HYSEQ, INC. EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED
                            (Full title of the plan)

                          MR. GEORGE B. RATHMANN
                          PRESIDENT AND CHIEF EXECUTIVE OFFICER
                          HYSEQ, INC.
                          670 ALMANOR AVENUE
                          SUNNYVALE, CALIFORNIA  94086
                          (Name, address of agent for service)

                            TELEPHONE: (408) 524-8100
          (Telephone Number, including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE

----------------------------------------------------------------------------------------------------------------------
      Title of each                                 Proposed maximum       Proposed maximum
 class of securities to        Amount to be        offering price per     aggregate offering          Amount of
    be registered(1)           registered(2)            share(3)               price(3)          registration fee(3)
----------------------------------------------------------------------------------------------------------------------
Common Stock, par value
$.001 per share                   200,000                $35.75               $7,150,000              $1,887.60
----------------------------------------------------------------------------------------------------------------------

(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of interests pursuant to the employee benefit plan described herein.

(2) This Registration Statement includes any additional shares of the registrant's Common Stock that may be issued pursuant to antidilution provisions contained in the plan.

(3) Pursuant to Rule 457 (c) and (h), the registration fee was computed on the basis of the average of the high and low prices of the registrant's Common Stock on the Nasdaq National Market on June 8, 2000.

                                     PART I
                           INFORMATION REQUIRED IN THE
                            SECTION 10(A) PROSPECTUS

         ITEM 1.  PLAN INFORMATION

                  Not required to be included herewith.

         ITEM 2.  REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION

                  Not required to be included herewith.


                                     PART II

                           INFORMATION REQUIRED IN THE
                             REGISTRATION STATEMENT


     The contents of the Form S-8 Registration Statement under the Securities Act of 1933, File No. 333-41663, which was filed with the Securities and Exchange Commission on May 19, 1998 are incorporated by reference on this S-8 Registration Statement.

                                   SIGNATURES

     THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sunnyvale, State of California, on the 23rd day of May, 2000.

                                    Hyseq, Inc.


                                    By: /s/ George B. Rathmann
                                       ----------------------------------------
                                        George B. Rathmann
                                        President and Chief Executive Officer

                                POWER OF ATTORNEY

     Know all men by these presents, that each person whose signature appears below constitutes and appoints George B. Rathmann, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as a director and/or officer of Hyseq, Inc.) to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned have executed this power of attorney on the 23rd day of May, 2000.



/s/ George B. Rathmann                          /s/ Lewis S. Gruber
----------------------                          -------------------
George B. Rathmann                              Lewis S. Gruber


/s/ Mark E. Gitter                              /s/ Radoje T. Drmanac
------------------                              ---------------------
Mark E. Gitter                                  Radoje T. Drmanac


/s/ Raymond Baddour                             /s/ Greta E. Marshall
-------------------                             ---------------------
Raymond Baddour                                 Greta E. Marshall


/s/ Thomas N. McCarter III                      /s/ Ernst Schweizer
--------------------------                      -------------------
Thomas N. McCarter III                          Ernst Schweizer


/s/ Robert D. Weist
-------------------
Robert D. Weist

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in their respective capacities on the 23rd day of May, 2000.

         Signature                         Title
         ---------                         -----

/s/ George B. Rathmann
------------------------
George B. Rathmann                Chairman of the Board, President
                                  and Chief Executive Officer
                                  (Principal Executive Officer)

/s/ Mark E. Gitter
-------------------
Mark E. Gitter                    Chief Financial Officer
                                  (Principal Financial and Accounting Officer)

/s/ Radoje T. Drmanac
----------------------
Radoje T. Drmanac                 Director

/s/ Raymond F. Baddour
-----------------------
Raymond F. Baddour                Director

/s/ Lewis S. Gruber
--------------------
Lewis S. Gruber                   Director

/s/ Greta E. Marshall
----------------------
Greta E. Marshall                 Director

/s/ Thomas N. McCarter III
---------------------------
Thomas N. McCarter III            Director

/s/ Ernst Schweizer
--------------------
Ernst Schweizer                   Director

/s/ Robert D. Weist
--------------------
Robert D. Weist                   Director

THE PLAN. Pursuant to the requirements of the Securities Act of 1933, the Hyseq, Inc. Employee Stock Purchase Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sunnyvale, State of California, as of the 23rd day of May, 2000.

                                  Hyseq, Inc.

                                  By: /s/ Robert D. Weist
                                     ---------------------------
                                     On Behalf of the Committee

                                  EXHIBIT INDEX


             Exhibit
              Number                 Description of Exhibit
              ------                 ----------------------

               4.1            Specimen Stock Certificate *

               4.2 Certificate of Incorporation of Hyseq, Inc. as amended to date*

               4.3            By-Laws of Hyseq, Inc., *

               4.4            First Amendment to the By-Laws of Hyseq, Inc. **

               4.5            First Amendment to Hyseq, Inc. Employee Stock
                              Purchase Plan

               5              Opinion of Sachnoff & Weaver, Ltd.

               23             Consent of Ernst & Young LLP, Independent Auditors

               24 Powers of Attorney (included as part of the signature page of this Registration Statement)

------------------------------

          * Filed as an exhibit to the Company's Registration Statement on Form S-1, Registration Statement No. 333-29091, declared effective by the Securities and Exchange Commission on August 7, 1997, and incorporated herein by reference.

          ** Filed as an exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 1998, and incorporated herein by reference.